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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 5, 1994


                       HEALTHTRUST, INC. - THE HOSPITAL COMPANY
    --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                      1-10915                   62-1234332
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    (State or other                 (Commission                (IRS Employer
    jurisdiction of                  File No.)               Identification No.)
    incorporation)



           4525 Harding Road, Nashville, Tennessee           37205
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          (Address of principal executive offices)         (Zip Code)


     Registrant's telephone number, including area code:  (615) 383-4444
                                                          --------------


                                      None
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets

                 On May 5, 1994, the Registrant completed its acquisition (the "Acquisition") of EPIC Holdings, Inc. ("EPIC"). Pursuant to the Acquisition, Odyssey Acquisition Corp., a wholly owned subsidiary of the Registrant, was merged with and into EPIC, and EPIC survived the Acquisition as a wholly owned subsidiary of the Registrant. As a result of the Acquisition, the holders of outstanding common stock, par value $.01 per share, of EPIC (and securities exercisable therefor) will receive $7.00 per share. The amount and nature of the consideration was the result of arms-length negotiation between the parties. The Registrant hereby incorporates by reference into this Current Report on Form 8-K certain information with respect to the Acquisition set forth (i) in the press release of the Registrant dated May 5, 1994 (such press release being Exhibit 99.1 attached hereto) and (ii) under the headings "The Acquisition and the Financing Plan" and "Description of EPIC" in the Final U.S. Prospectus filed pursuant to Rule 424(b) relating to the Registrant's Registration Statement on Form S-3, file no. 33-52401 (such Final U.S. Prospectus being Exhibit 99.2 attached hereto).

                 A portion of the EPIC acquisition was financed through the public offering by the Registrant of 5,980,000 shares of its common stock, par value $.001 per share, at a public offering price of $28.25 per share. The balance of the EPIC acquisition was financed with cash on hand and borrowings under the Registrant's Credit Agreement (the "1992 Credit Agreement"), dated as of September 29, 1992, among the Registrant, The Bank of Nova Scotia, as Administrative Agent, and the financial institutions named therein, as amended as of March 31, 1994 and May 4, 1994 (such amendments being Exhibit 99.3 hereto). The 1992 Credit Agreement was subsequently refinanced with borrowings on May 12, 1994, under the Credit Agreement, dated as of April 28, 1994, among the Registrant, the Bank of Nova Scotia, as Administrative Agent and the financial institutions named therein, as amended as of May 9, 1994 (such Credit Agreement being Exhibit 99.4 hereto).

Item 7.  Financial Statements and Exhibits

                 (a)      Financial Statements of Businesses Acquired.

                          and

                 (b)      Pro Forma Financial Information.

                 The financial statements and pro forma financial information required by Items 7(a) and 7(b) are incorporated herein by reference to the financial statements and pro forma financial information set forth in the Final U.S. Prospectus filed pursuant to Rule 424(b) relating to the Registrant's Registration Statement on Form S-3 (file no. 33-52401).

                 (c)      Exhibits.

                          1.1 U.S. Purchase Agreement, dated April 28, 1994, among the Registrant, the selling stockholders named therein




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                                  and Merrill Lynch & Co. and Donaldson, Lufkin
                                  & Jenrette Securities Corporation as
                                  representatives of the U.S. underwriters.

                          1.2 International Purchase Agreement, dated April 28, 1994, among the Registrant, the selling stockholders named therein and Merrill Lynch International Limited and Donaldson, Lufkin & Jenrette Securities Corporation as representatives of the international underwriters.

                          1.3 Purchase Agreement, dated April 28, 1994, between the Registrant, Donaldson, Lufkin & Jenrette Securities Corporation and Merrill Lynch & Co.


                          23.1    Consent of Ernst & Young.

                          99.1    Registrant's press release, dated January 10,
                                  1994.

                          99.2 Final U.S. Prospectus filed pursuant to Rule 424(b) relating to the Registrant's Registration Statement on Form S-3, file no. 33-52401.

                          99.3 Amendment No. 1, dated as of March 31, 1994, and Amendment No. 2, dated as of May 4, 1994, to the Credit Agreement, dated as of September 29, 1992, among the Registrant, The Bank of Nova Scotia, as Administrative Agent and the financial institutions named therein.

                          99.4 Credit Agreement, dated as of April 28, 1994, as amended as of May 9, 1994, among the Registrant, The Bank of Nova Scotia, as Administrative Agent and the financial institutions named therein.





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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         HEALTHTRUST, INC. - THE HOSPITAL
                          COMPANY



                         By  /s/ Michael A. Koban, Jr.
                             -------------------------
                             Michael A. Koban, Jr.
                             Senior Vice President


Date:  May 13, 1994





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                                 EXHIBIT INDEX


Number                      Subject Matter
- - ------                      --------------
  1.1 U.S. Purchase Agreement, dated April 28, 1994, among the Registrant, the selling stockholders named therein and Merrill Lynch & Co. and Donaldson, Lufkin & Jenrette Securities Corporation as representatives of the U.S. underwriters.

  1.2 International Purchase Agreement, dated April 28, 1994, among the Registrant, the selling stockholders named therein and Merrill Lynch International Limited and Donaldson, Lufkin & Jenrette Securities Corporation as representatives of the international underwriters.

  1.3 Purchase Agreement, dated April 28, 1994, between the Registrant, Donaldson, Lufkin & Jenrette Securities Corporation and Merrill Lynch & Co.

  23.1                  Consent of Ernst & Young.

  99.1                  Registrant's press release, dated May 5, 1994.

  99.2 Final U.S. Prospectus filed pursuant to Rule 424(b) relating to the Registrant's Registration Statement on Form S-3, file no. 33-52401.

  99.3 Amendment No. 1, dated as of March 31, 1994, and Amendment No. 2, dated as of May 4, 1994, to the Credit Agreement, dated as of September 29, 1992, among the Registrant, The Bank of Nova Scotia, as Administrative Agent and the financial institutions named therein.

  99.4 Credit Agreement, dated as of April 28, 1994, as amended as of May 9, 1994, among the Registrant, The Bank of Nova Scotia, as Administrative Agent and the financial institutions named therein.





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